[logo - American Funds(r)]

Prospectus Supplement                                       January 1, 2005

For the following funds with prospectuses dated
February 1, 2004 - December 1, 2004

AMCAP Fund, Inc.
American Balanced Fund, Inc.
American High-Income Municipal Bond Fund, Inc.
American High-Income Trust
The Bond Fund of America, Inc.
Capital World Bond Fund, Inc.
Capital World Growth and Income Fund, Inc.
The Cash Management Trust of America
EuroPacific Growth Fund
Fundamental Investors, Inc.
The Growth Fund of America, Inc.
The Income Fund of America, Inc.
Intermediate Bond Fund of America
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund, Inc.
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America, Inc.
The Tax-Exempt Fund of California
The Tax-Exempt Fund of Maryland
The Tax-Exempt Fund of Virginia
The Tax-Exempt Money Fund of America
U.S. Government Securities Fund
The U.S. Treasury Money Fund of America
Washington Mutual Investors Fund, Inc.



Items 1, 2 and 3 below apply to the Prospectuses and, where available, to the Retirement Plan Prospectuses of the funds.

 1. Beginning January 12, 2005, the "Purchase and exchange of shares" section of the Prospectus and the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus are amended to include the following:


FREQUENT TRADING OF FUND SHARES

The fund and American Funds Distributors, the fund's distributor, reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.


The fund's Board of Directors/Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under a new "purchase blocking policy," beginning on January 12, 2005, any American Funds shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $5,000 or more from an American Fund (other than an American Funds money market fund) will be precluded from investing in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. American Funds Service Company will work with intermediaries to develop such procedures, at which time shareholders whose accounts are on the books of intermediaries that have adopted such procedures will be subject to this general purchase blocking policy. Certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase, purchases and redemptions of shares having a value of less than $5,000, retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system, and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions. The statement of additional information contains more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.


                     PLEASE READ REVERSE SIDE FOR IMPORTANT
                   information Keep this Supplement with your
                  Prospectus and/or Retirement Plan Prospectus

 2. Beginning January 12, 2005, the paragraph regarding the right of reinvestment (which describes how you can reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in other American Funds within 90 days after the date of the redemption or distribution) in the "How to sell shares" section of the Prospectus and the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus is amended to include the following sentence at the end of the paragraph:


You may not reinvest proceeds in the American Funds as described in this paragraph if the reinvestment otherwise triggers a purchase block as described under "Frequent trading of fund shares."


 3. Beginning February 1, 2005, the last bullet point under "Class A purchases not subject to sales charges" of the "Sales charges" section is deleted. Additionally, the "Individual Retirement Account (IRA) rollovers" section is amended in its entirety to read as follows:

ROLLOVERS FROM RETIREMENT PLANS TO IRAS

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover. Rollover investments to Class A shares from retirement plans will be subject to applicable sales charges. Transfers to IRAs that are attributable to American Funds investments held in SIMPLE IRAs, SEPs or SARSEPs will not be subject to a sales charge if invested in Class A shares. Rollover investments to Class B, C or F shares will be subject to the terms and conditions generally applicable to investments in these share classes as described in the prospectus and statement of additional information.

Item 4 below applies only to the Prospectuses of the funds (not to Retirement Plan Prospectuses). Prospectuses are available in English and are not currently translated into other languages.

 4. Beginning January 1, 2005, the Summary of the Primary Differences Among Share Classes table in the "Choosing a share class" section is amended to reflect a $50,000 purchase maximum for Class B shares. Additionally, "Purchase minimums and maximums" in the "Purchase and exchange of shares"
     section is amended to reflect the following:


PURCHASE MINIMUMS AND MAXIMUMS

                                        The Cash Management Trust of America;    The Tax-Exempt Fund of California;  All other
                                        The Tax-Exempt Money Fund of America;    The Tax-Exempt Fund of Virginia;    American Funds
                                        The U.S. Treasury Money Fund of America  The Tax-Exempt Fund of Maryland
PURCHASE MINIMUMS FOR
ALL CLASSES OF SHARES

To establish an account                               $1,000                                $1,000                      $250
(if applicable, including retirement
plan and CollegeAmerica accounts)

 With an automatic investment plan                    $1,000                                  $50                       $50

 If applicable, for a retirement plan account          $25                              Not applicable                  $25
 through payroll deduction or an
 employer-sponsored CollegeAmerica account

To add to an account                                   $50                                    $50                       $50

 If applicable, for a retirement plan account          $25                              Not applicable                  $25
  through payroll deduction or an
  employer-sponsored CollegeAmerica account

PURCHASE MAXIMUM PER TRANSACTION                     $50,000                                $50,000                   $50,000
FOR CLASS B SHARES

PURCHASE MAXIMUM PER TRANSACTION                     $500,000                              $500,000                   $500,000
FOR CLASS C SHARES



Due to the current maximum contribution limit for a CollegeAmerica account, the effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F shares are each $250,000. See the CollegeAmerica Program Description for more information. You are not eligible to purchase Class B, 529-B, C or 529-C shares once your aggregate holdings in all American Funds share classes reach $100,000 in the case of Class B and 529-B shares and $1,000,000 in the case of Class C and 529-C shares. See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding aggregation of accounts and accumulation of holdings.




Lit. No. MFGEBS-606-1204P Litho in USA CGD/CG/9335-S3449

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ VINCENT P. CORTI
    VINCENT P. CORTI
    SECRETARY

[logo - American Funds(r)]

Prospectus Supplement                                       January 1, 2005

For the following funds with prospectuses dated
February 1, 2004 - December 1, 2004

AMCAP Fund, Inc.
American Balanced Fund, Inc.
American High-Income Municipal Bond Fund, Inc.
American High-Income Trust
The Bond Fund of America, Inc.
Capital World Bond Fund, Inc.
Capital World Growth and Income Fund, Inc.
The Cash Management Trust of America
EuroPacific Growth Fund
Fundamental Investors, Inc.
The Growth Fund of America, Inc.
The Income Fund of America, Inc.
Intermediate Bond Fund of America
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund, Inc.
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America, Inc.
The Tax-Exempt Fund of California
The Tax-Exempt Fund of Maryland
The Tax-Exempt Fund of Virginia
The Tax-Exempt Money Fund of America
U.S. Government Securities Fund
The U.S. Treasury Money Fund of America
Washington Mutual Investors Fund, Inc.



Items 1, 2 and 3 below apply to the Prospectuses and, where available, to the Retirement Plan Prospectuses of the funds.

 1. Beginning January 12, 2005, the "Purchase and exchange of shares" section of the Prospectus and the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus are amended to include the following:


FREQUENT TRADING OF FUND SHARES

The fund and American Funds Distributors, the fund's distributor, reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.


The fund's Board of Directors/Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. Under a new "purchase blocking policy," beginning on January 12, 2005, any American Funds shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $5,000 or more from an American Fund (other than an American Funds money market fund) will be precluded from investing in that fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. This prohibition will not apply to redemptions by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. American Funds Service Company will work with intermediaries to develop such procedures, at which time shareholders whose accounts are on the books of intermediaries that have adopted such procedures will be subject to this general purchase blocking policy. Certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase, purchases and redemptions of shares having a value of less than $5,000, retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system, and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions. The statement of additional information contains more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.


                     PLEASE READ REVERSE SIDE FOR IMPORTANT
                   information Keep this Supplement with your
                  Prospectus and/or Retirement Plan Prospectus

 2. Beginning January 12, 2005, the paragraph regarding the right of reinvestment (which describes how you can reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in other American Funds within 90 days after the date of the redemption or distribution) in the "How to sell shares" section of the Prospectus and the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus is amended to include the following sentence at the end of the paragraph:


You may not reinvest proceeds in the American Funds as described in this paragraph if the reinvestment otherwise triggers a purchase block as described under "Frequent trading of fund shares."


 3. Beginning February 1, 2005, the last bullet point under "Class A purchases not subject to sales charges" of the "Sales charges" section is deleted. Additionally, the "Individual Retirement Account (IRA) rollovers" section is amended in its entirety to read as follows:

ROLLOVERS FROM RETIREMENT PLANS TO IRAS

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover. Rollover investments to Class A shares from retirement plans will be subject to applicable sales charges. Transfers to IRAs that are attributable to American Funds investments held in SIMPLE IRAs, SEPs or SARSEPs will not be subject to a sales charge if invested in Class A shares. Rollover investments to Class B, C or F shares will be subject to the terms and conditions generally applicable to investments in these share classes as described in the prospectus and statement of additional information.

Item 4 below applies only to the Prospectuses of the funds (not to Retirement Plan Prospectuses). Prospectuses are available in English and are not currently translated into other languages.

 4. Beginning January 1, 2005, the Summary of the Primary Differences Among Share Classes table in the "Choosing a share class" section is amended to reflect a $50,000 purchase maximum for Class B shares. Additionally, "Purchase minimums and maximums" in the "Purchase and exchange of shares"
     section is amended to reflect the following:


PURCHASE MINIMUMS AND MAXIMUMS

                                        The Cash Management Trust of America;    The Tax-Exempt Fund of California;  All other
                                        The Tax-Exempt Money Fund of America;    The Tax-Exempt Fund of Virginia;    American Funds
                                        The U.S. Treasury Money Fund of America  The Tax-Exempt Fund of Maryland
PURCHASE MINIMUMS FOR
ALL CLASSES OF SHARES

To establish an account                               $1,000                                $1,000                      $250
(if applicable, including retirement
plan and CollegeAmerica accounts)

 With an automatic investment plan                    $1,000                                  $50                       $50

 If applicable, for a retirement plan account          $25                              Not applicable                  $25
 through payroll deduction or an
 employer-sponsored CollegeAmerica account

To add to an account                                   $50                                    $50                       $50

 If applicable, for a retirement plan account          $25                              Not applicable                  $25
  through payroll deduction or an
  employer-sponsored CollegeAmerica account

PURCHASE MAXIMUM PER TRANSACTION                     $50,000                                $50,000                   $50,000
FOR CLASS B SHARES

PURCHASE MAXIMUM PER TRANSACTION                     $500,000                              $500,000                   $500,000
FOR CLASS C SHARES



Due to the current maximum contribution limit for a CollegeAmerica account, the effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F shares are each $250,000. See the CollegeAmerica Program Description for more information. You are not eligible to purchase Class B, 529-B, C or 529-C shares once your aggregate holdings in all American Funds share classes reach $100,000 in the case of Class B and 529-B shares and $1,000,000 in the case of Class C and 529-C shares. See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding aggregation of accounts and accumulation of holdings.




Lit. No. MFGEBS-606-1204P Litho in USA CGD/CG/9335-S3449

                           NEW PERSPECTIVE FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 2004

                     (as supplemented January 1, 2005)


This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of New Perspective Fund (the "fund" or "NPF") dated December 1, 2004. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                           New Perspective Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .        6
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .        9
Execution of portfolio transactions . . . . . . . . . . . . . . . .       27
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       29
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       34
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       38
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       42
Shareholder account services and privileges . . . . . . . . . . . .       43
General information . . . . . . . . . . . . . . . . . . . . . . . .       45
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50
Financial statements



                         New Perspective Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


..    The fund invests primarily in common stocks.

..    The fund may invest up to 10% of its assets in nonconvertible debt securities rated Baa or below by Moody's Investors Service ("Moody's") and BBB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


There may be little trading in the secondary market for particular equity securities, which may affect adversely the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market

                         New Perspective Fund -- Page 2
prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different

                         New Perspective Fund -- Page 3
accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a lower per capita gross domestic product and a lower market capitalization relative to its economy. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such

                         New Perspective Fund -- Page 4
securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter,

                         New Perspective Fund -- Page 5
some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to nine months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) commercial bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Investments in these securities are subject to the fund's ratings guidelines.


RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2004 and 2003 were 19% and 28%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

                         New Perspective Fund -- Page 6

The fund will not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2.   Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

6. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

7. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin;

10. Issue senior securities or borrow money, except as permitted by the 1940 Act, as amended, or any rule thereunder, any SEC or SEC staff interpretation thereof or any exemptions therefrom which may be granted by the SEC; nor

11.  Mortgage, pledge or hypothecate its assets to any extent.

For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

For purposes of Investment Restriction #8, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

                         New Perspective Fund -- Page 7

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:


1. The fund will not purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. The fund will not invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. The fund will not invest in puts, calls, straddles or spreads, or combinations thereof;

4. The fund will not purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures;

5. The fund will not invest in securities of other investment companies, except as permitted by the 1940 Act. The fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the SEC;

6. The fund will not invest knowingly more than 10% of its net assets in illiquid securities;

7. The fund does not currently intend to engage in an ongoing or regular securities lending program; and

8. The fund will only borrow for temporary or emergency purposes and not for investment in securities.

                         New Perspective Fund -- Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS


                                   YEAR FIRST                                     NUMBER OF PORTFOLIOS
                      POSITION      ELECTED                                         WITHIN THE FUND        OTHER DIRECTORSHIPS/3/
                      WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN               HELD
    NAME AND AGE        FUND     OF THE FUND/1/          PAST FIVE YEARS              BY DIRECTOR               BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Elisabeth Allison     Director       1991        Senior Partner, ANZI, Ltd.               3             None
 Age: 58                                          (mergers and acquisitions,
                                                  joint ventures and licensing
                                                  consultants); Chief Business
                                                  Adviser, Harvard Medical
                                                  School; former Senior Vice
                                                  President, Development,
                                                  McGraw Hill Companies
                                                  (printing & publishing)
-----------------------------------------------------------------------------------------------------------------------------------
 Vanessa C.L. Chang    Director       2000        President and CEO,                       2             Inveresk Research Group,
 Age: 52                                          ResolveItNow.com                                       Inc.
                                                  (insurance-related Internet
                                                  company); former Senior Vice
                                                  President, Secured Capital
                                                  Corporation; former Partner,
                                                  KPMG Peat Marwick LLP
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox         Director       1979        Managing General Partner, Fox            7             Crompton Corporation
 Age: 67                                          Investments LP; former
                                                  Professor, University of
                                                  California; retired President
                                                  and CEO, Foster Farms
                                                  (poultry producer)
-----------------------------------------------------------------------------------------------------------------------------------
 Jae H. Hyun           Director       2002        Chairman of the Board, Tong                            Tong Yang Investment Bank;
 Age: 55                                          Yang Group (financial                                  Tong Yang Magic Inc.; Tong
                                                  services)                                              Yang Major Corp.; Tong
                                                                                                         Yang Systems Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 Koichi Itoh           Director       1994        Executive Chairman of the                3             None
 Age: 64                                          Board, Itoh Building Co.,
                                                  Ltd.; former President,
                                                  Autosplice KK; former
                                                  Managing Partner, VENCA
                                                  Management (venture capital)
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling      Director       1987        President, American Public               6             Irwin Financial
 Age: 62                                          Media Group                                            Corporation;
                                                                                                         St. Paul Travelers
                                                                                                         Companies
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald      Director       1978        The Stanford Investors                   8             iStar Financial, Inc.;
 Age: 67                                          Professor, Graduate School of            /             Plum Creek Timber Co.;
                                                  Business, Stanford University                          Scholastic Corporation;
                                                                                                         Varian, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 William I. Miller     Director       1992        Chairman of the Board, Irwin             3             Cummins, Inc.; Tennant
 Age: 48                                          Financial Corporation                                  Company
-----------------------------------------------------------------------------------------------------------------------------------
 Alessandro Ovi        Director       2004        Special Advisor to the                   3             SEAT (Telecom Italia); ST
 Age: 60                                          President of the European                              Microelectronics
                                                  Commission; former CEO,
                                                  Tecnitel
-----------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton     Director       1996        Chairman of the Board and                6             None
 Age: 65                                          CEO, Cairnwood, Inc. (venture
                                                  capital investment)
-----------------------------------------------------------------------------------------------------------------------------------
 Rozanne L. Ridgway    Director       2000        Director of companies; Chair                           Boeing; 3M Corporation;
 Age: 69                                          (non-executive),                                       Emerson Electric;
                                                  Baltic-American Enterprises                            Manpower, Inc.; Sara Lee
                                                  Fund; former Co-Chair,                                 Corporation
                                                  Atlantic Council of the
                                                  United States
-----------------------------------------------------------------------------------------------------------------------------------





                         New Perspective Fund -- Page 9

                                                       PRINCIPAL OCCUPATION(S)
                                      YEAR FIRST               DURING
                                       ELECTED           PAST FIVE YEARS AND       NUMBER OF PORTFOLIOS
                       POSITION       A DIRECTOR           POSITIONS HELD            WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    WITH AFFILIATED ENTITIES     COMPLEX/2/ OVERSEEN              HELD
   NAME AND AGE          FUND       OF THE FUND/1/  OR THE PRINCIPAL UNDERWRITER       BY DIRECTOR               BY DIRECTOR
----------------------------------------------------         OF THE FUND
 "INTERESTED" DIRECTORS/4,5/                        -------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Gina H. Despres      Chairman of        1991        Senior Vice President,                  4            None
 Age: 63              the Board                      Capital Research and
                                                     Management Company; Vice
                                                     President, Capital Strategy
                                                     Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Director           2000        Executive Vice President               17            None
 Jr.                                                 and Director, Capital
 Age: 55                                             Research and Management
                                                     Company; Director, The
                                                     Capital Group Companies,
                                                     Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland     Vice               1991        Senior Vice President,                  1            None
 Age: 54              Chairman of                    Capital Research and
                      the Board                      Management Company
-----------------------------------------------------------------------------------------------------------------------------------


                         New Perspective Fund -- Page 10

                                                                                       PRINCIPAL OCCUPATION(S) DURING
                                                                                     PAST FIVE YEARS AND POSITIONS HELD
                                POSITION            YEAR FIRST ELECTED                    WITH AFFILIATED ENTITIES
                                WITH THE                AN OFFICER                      OR THE PRINCIPAL UNDERWRITER
    NAME AND AGE                  FUND                OF THE FUND/1/                            OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
------------------------------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace            President                   2001          Senior Vice President, Capital Research and Management
 Age: 42                                                                 Company; Chairman of the Board, Capital Research Company*;
                                                                         Director, The Capital Group Companies, Inc.*
------------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward       Senior Vice President             1991          Senior Vice President and Director, Capital Research and
 Age: 57                                                                 Management Company; Director, American Funds Service
                                                                         Company*; Secretary and Director, Capital Group Research,
                                                                         Inc.*; Director, The Capital Group Companies, Inc.*

------------------------------------------------------------------------------------------------------------------------------------
 Timothy P. Dunn             Vice President                2000          Senior Vice President, Capital Research Company*; Vice
 Age: 43                                                                 President, Capital Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 F. Galen Hoskin             Vice President                2003          Senior Vice President, Capital Research Company*
 Age: 40
------------------------------------------------------------------------------------------------------------------------------------
 Jonathan O.                 Vice President                1998          Executive Vice President and Director, Capital Research
 Knowles                                                                 Company*
 Age: 43
------------------------------------------------------------------------------------------------------------------------------------
 David M. Riley              Vice President                2003          Senior Vice President, Capital Research Company*
 Age: 37
------------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti              Secretary                   1984          Vice President - Fund Business Management Group, Capital
 Age: 48                                                                 Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould               Treasurer                   1993          Vice President - Fund Business Management Group, Capital
 Age: 50                                                                 Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe          Assistant Treasurer              1998          Vice President - Fund Business Management Group, Capital
 Age: 37                                                                 Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------



                         New Perspective Fund -- Page 11

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                         New Perspective Fund -- Page 12

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Elisabeth Allison             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Vanessa C.L. Chang            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                  Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Jae H. Hyun                 $50,001 - $100,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Koichi Itoh                    Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 William H. Kling               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald               Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 William I. Miller             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Alessandro Ovi                   None/2/               $50,001 - $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton            $10,001 - $50,000            Over $100,000
-------------------------------------------------------------------------------
 Rozanne L. Ridgway          $50,001 - $100,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/3/
-------------------------------------------------------------------------------
 Gina H. Despres                Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.             Over $100,000              Over $100,000
-------------------------------------------------------------------------------
 Gregg E. Ireland               Over $100,000              Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Elected a Director effective December 1, 2004.
3 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $30,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $60,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Directors.

                         New Perspective Fund -- Page 13

The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.


The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the scope and complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The Investment Adviser also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2004



                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Elisabeth Allison               $33,583                          $ 83,249
------------------------------------------------------------------------------------------
 Vanessa C.L. Chang               43,998                            43,998
------------------------------------------------------------------------------------------
 Robert A. Fox/3/                 31,891                           212,249
------------------------------------------------------------------------------------------
 Jae H. Hyun                      40,998                            40,998
------------------------------------------------------------------------------------------
 Koichi Itoh/3/                   30,082                            81,749
------------------------------------------------------------------------------------------
 William H. Kling/3/              29,749                           139,249
------------------------------------------------------------------------------------------
 John G. McDonald/3/              31,874                           284,249
------------------------------------------------------------------------------------------
 William I. Miller/3/             31,749                            74,749
------------------------------------------------------------------------------------------
 Alessandro Ovi/4/                     0                            52,681
------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/             32,683                           177,249
------------------------------------------------------------------------------------------
 Rozanne L.                       42,498                            42,498
 Ridgway/3/
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended September 30, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: Robert A. Fox ($526,937), Koichi Itoh ($280,288), William H. Kling ($247,076), John G.
  McDonald ($341,243), William I. Miller ($216,854), Kirk P. Pendleton ($276,496)and Rozanne L. Ridgway ($155,469). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Alessandro Ovi was elected a Director effective December 1, 2004, therefore;
  he did not receive any compensation from the fund for the 2004 fiscal year.


                         New Perspective Fund -- Page 14

As of November 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on September 5, 1972. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the business and affairs of a fund is managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

                         New Perspective Fund -- Page 15

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Elisabeth Allison, Vanessa C.L. Chang, Jae H. Hyun and Kirk P. Pendleton, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Five Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Governance and Contracts Committee comprised of Elisabeth Allison, Vanessa C.L. Chang, Robert A. Fox, Jae H. Hyun, Koichi Itoh, William H. Kling, John G. McDonald, William I. Miller, Alessandro Ovi, Kirk P. Pendleton, and Rozanne L. Ridgway, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. The Governance and Contracts Committee did not hold a meeting during the 2004 fiscal year but did hold a meeting on December 1, 2004 to evaluate the terms of certain agreements.


The fund has a Nominating Committee comprised of Robert A. Fox, John G. McDonald, William I. Miller and Rozanne L. Ridgway, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

                         New Perspective Fund -- Page 16

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations

                         New Perspective Fund -- Page 17
     include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2004:


                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        12.70%
 201 Progress Parkway                                Class B         7.31
 Maryland Heights, MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class B         6.66
 4800 Deer Lake Drive East, Floor 2                  Class C        17.19
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         6.26
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ  07311-3907
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        11.21
 333 West 34th Street
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class F         7.81
 101 Montgomery Street
 San Francisco, CA  94104-4122
----------------------------------------------------------------------------
 Hartford Life Insurance Company                     Class R-3       9.08
 P.O. Box 2999
 Hartford, CT  06104-2999
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3      10.87
 151 Farmington Avenue, #TN41
 Hartford, CT  06156-0001
----------------------------------------------------------------------------
 Delaware Charter Guarantee & Trust                  Class R-3      11.77
 Principal Financial Group Omnibus
 711 High Street
 Des Moines, IA  50392-0001
----------------------------------------------------------------------------
 Delaware Charter Guarantee & Trust                  Class R-3       5.72
 FBO Various Qualified Plans
 711 High Street
 Des Moines, IA  50392-0001
----------------------------------------------------------------------------
 Lincoln Life Insurance Company                      Class R-4      29.19
 P.O. Box 2340
 1300 South Clinton Street
 Fort Wayne, IN  46802-3518
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-4      10.30
 100 Magellan Way KWIC
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 T. Rowe Price Retirement Plan Services FBO          Class R-4       7.30
 Parson Brinckerhoff
 4515 Painters Mill Road
 Owings Mills, MD  21117-4903
----------------------------------------------------------------------------
 State Street Bank & Trust Company TTEE              Class R-5      65.97
 Lockheed Martin Corp.
 105 Rosemont Road
 Westwood, MA  02090-2318
----------------------------------------------------------------------------
 The Northern Trust Company FBO                      Class R-5       5.06
 The Gates Corporation
 P.O. Box 92994
 Chicago, IL  60675-2994
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5       5.53
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071-1406
----------------------------------------------------------------------------


                         New Perspective Fund -- Page 18

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party,

                         New Perspective Fund -- Page 19
cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


In approving the renewal of the Agreement in 2003, the Committee considered a wide variety of factors, including, among others, the investment results of the fund; the relatively low advisory fees and overall expenses of the fund; the various management and administrative services provided by the investment adviser; the financial results of the investment adviser; and the strength, reputation, quality and depth of experience of the investment adviser and its investment and administrative personnel. In addition, the Committee noted that the investment results of the fund are above the mean and median for its respective peer group and that expenses are below the mean and median as well. The Committee's action reflects its sense that the advisory fees and other expenses paid by the fund are fair and that shareholders have received reasonable value in return for such fees and expenses.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices and the travel expenses of directors incurred in connection with attendance of meetings of the board. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, 0.385% on assets between $17 billion and $21 billion, 0.38% on net assets between $21 billion and $27 billion, 0.375% on net assets between $27 billion and $34 billion, 0.37% on assets between $34 billion and $44 billion, and 0.365% on net assets in excess of $44 billion.

                         New Perspective Fund -- Page 20

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended September 30, 2004, 2003 and 2002, the investment adviser received from the fund advisory fees of $130,734,000, $97,504,000 and $108,591,000, respectively. During the year ended September 30, 2004, the investment adviser reduced investment advisory service fees by $558,000, pursuant to the waiver described below. As a result, the fee shown on the accompanying financial statements of $131,292,000, which was equivalent to an annualized rate of 0.394%, was reduced to $130,734,000, or 0.392% of average daily net assets.


Effective for the period from September 1, 2004 until August 31, 2005, the investment adviser has agreed to waive 5% of the management fees that it is otherwise entitled to receive under the Agreement. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until December 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser agreed to pay a portion of these fees. For the year ended September 30, 2004, the total fees paid by the investment adviser were $411,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between

                         New Perspective Fund -- Page 21
the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                  CLASS C                                   $1,318,000
-------------------------------------------------------------------------------------
                  CLASS F                                      900,000
-------------------------------------------------------------------------------------
                CLASS 529-A                                    359,000
-------------------------------------------------------------------------------------
                CLASS 529-B                                     96,000
-------------------------------------------------------------------------------------
                CLASS 529-C                                    118,000
-------------------------------------------------------------------------------------
                CLASS 529-E                                     21,000
-------------------------------------------------------------------------------------
                CLASS 529-F                                      3,000
-------------------------------------------------------------------------------------
                 CLASS R-1                                      16,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                     999,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                     692,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                     240,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                     942,000
-------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and

                         New Perspective Fund -- Page 22
commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $13,867,000         $63,330,000
                                                  2003              6,856,000          32,259,000
                                                  2002             10,273,000          48,745,000
                 CLASS B                          2004              1,300,000          10,309,000
                                                  2003              1,210,000           6,680,000
                                                  2002              2,572,000          12,693,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004                640,000           3,072,000
                                                  2003                350,000           1,689,000
                                                  2002                329,000           1,557,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2004                136,000             784,000
                                                  2003                107,000             580,000
                                                  2002                 78,000             592,000
-----------------------------------------------------------------------------------------------------


The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder

                         New Perspective Fund -- Page 23
approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                         New Perspective Fund -- Page 24

For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $70,062,000                 $5,203,000
------------------------------------------------------------------------------
        CLASS B                  11,059,000                    978,000
------------------------------------------------------------------------------
        CLASS C                   7,351,000                    697,000
------------------------------------------------------------------------------
        CLASS F                   1,355,000                    128,000
------------------------------------------------------------------------------
      CLASS 529-A                   345,000                     30,000
------------------------------------------------------------------------------
      CLASS 529-B                   465,000                     45,000
------------------------------------------------------------------------------
      CLASS 529-C                   603,000                     60,000
------------------------------------------------------------------------------
      CLASS 529-E                    63,000                      6,000
------------------------------------------------------------------------------
      CLASS 529-F                     5,000                      1,000
------------------------------------------------------------------------------
       CLASS R-1                     60,000                      6,000
------------------------------------------------------------------------------
       CLASS R-2                  1,065,000                    118,000
------------------------------------------------------------------------------
       CLASS R-3                  1,368,000                    157,000
------------------------------------------------------------------------------
       CLASS R-4                    388,000                     55,000
------------------------------------------------------------------------------


                         New Perspective Fund -- Page 25

OTHER COMPENSATION TO DEALERS -- As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney

                         New Perspective Fund -- Page 26

     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended September 30, 2004, 2003 and 2002 amounted to $23,314,000, $25,174,000 and
$28,896,000, respectively. With respect to fixed income securities, brokerage commissions include only explicit investment dealer concessions and exclude other transaction costs which may be reflected in the spread between the bid and asked price.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Banc of America Securities, LLC and Citigroup Global Markets Holdings Inc. As of the fund's 2004 fiscal year-end, the fund held equity securities of J.P. Morgan Chase & Co. in the amount of $154,947,000, Deutsche Bank AG in the amount of $104,765,000, Bank of America Corp. in the amount of $103,992,000 and Citigroup Inc. in the amount of $73,092,000 and debt securities of J.P. Morgan Chase & Co. in the amount of $63,041,000.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated

                         New Perspective Fund -- Page 27
offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment

                         New Perspective Fund -- Page 28
adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net

                         New Perspective Fund -- Page 29
realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the

                         New Perspective Fund -- Page 30
reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account currently are not taxable.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross

                         New Perspective Fund -- Page 31
     income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term

                         New Perspective Fund -- Page 32
     capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income and capital gains). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

                         New Perspective Fund -- Page 33

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

                         New Perspective Fund -- Page 34

     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106
           (ABA #121000248)


           For credit to the account of American Funds Service Company a/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to

                         New Perspective Fund -- Page 35
retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, beginning on January 12, 2005, certain redemptions may trigger a purchase block lasting 30 calendar days. The following transactions are exempt from this general purchase block policy:


     .Systematic redemptions (e.g., regular periodic automatic redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption, will not result in future purchases being prevented.

     .Purchases (including purchases that are part of an exchange transaction) of shares having a value of less than $5,000 will not be prevented.

     .Systematic purchases (e.g., regular periodic automatic transactions, automatic reinvestments of dividends and capital gain distributions, and Statement of Intention escrow share redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic purchase, will not be prevented.

                         New Perspective Fund -- Page 36

     .Purchase transactions involving transfers of assets, rollovers, Roth
          IRA conversions and IRA re-characterizations will not be prevented.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they are currently invested in Class A shares.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired

                         New Perspective Fund -- Page 37
          registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

                         New Perspective Fund -- Page 38

     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

                         New Perspective Fund -- Page 39

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below) or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

                         New Perspective Fund -- Page 40

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.


In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                         New Perspective Fund -- Page 41

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                         New Perspective Fund -- Page 42

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                         New Perspective Fund -- Page 43

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges.

                         New Perspective Fund -- Page 44

Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $31,327,000 for Class A shares and $1,298,000 for Class B shares for the 2004 fiscal year.

                         New Perspective Fund -- Page 45

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- Kirkpatrick & Lockhart LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Counsel does not provide legal services to the fund's investment adviser, but provides an insignificant amount of legal services unrelated to the operations of the fund to an investment adviser affiliate. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are

                         New Perspective Fund -- Page 46
included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $24.91
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $26.43


FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.


                         New Perspective Fund -- Page 47

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409



                         New Perspective Fund -- Page 48

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.



                         New Perspective Fund -- Page 49

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service (Moody's) and Standard & Poor's Corporation (Standard & Poor's).


                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                         New Perspective Fund -- Page 50

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                         New Perspective Fund -- Page 51

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                         New Perspective Fund -- Page 52

Investment portfolio
September 30, 2004

                                                                                                                  Market value
COMMON STOCKS -- 95.06%                                                                                Shares            (000)

INFORMATION TECHNOLOGY -- 16.64%
Motorola, Inc.                                                                                     20,900,000      $   377,036
Microsoft Corp.                                                                                    12,690,000          350,879
Taiwan Semiconductor Manufacturing Co. Ltd.                                                       248,523,011          316,781
Xerox Corp.(1)                                                                                     20,000,000          281,600
Sun Microsystems, Inc.(1)                                                                          62,426,300          252,202
Applied Materials, Inc.(1)                                                                         13,995,000          230,778
Cisco Systems, Inc.(1)                                                                             12,385,800          224,183
QUALCOMM Inc.                                                                                       5,650,000          220,576
Murata Manufacturing Co., Ltd.                                                                      4,408,500          212,564
NEC Corp.                                                                                          34,141,100          204,685
Micron Technology, Inc.(1)                                                                         16,990,000          204,390
Tokyo Electron Ltd.                                                                                 3,704,100          180,959
Hon Hai Precision Industry Co., Ltd.                                                               51,339,771          176,825
Samsung Electronics Co., Ltd.                                                                         407,640          162,206
ASML Holding NV(1)                                                                                  7,270,000           93,589
ASML Holding NV (New York registered)(1)                                                            4,975,000           64,028
Texas Instruments Inc.                                                                              6,950,000          147,896
International Business Machines Corp.                                                               1,720,000          147,473
Rohm Co., Ltd.                                                                                      1,440,000          145,153
Canon, Inc.                                                                                         2,930,000          138,077
Cadence Design Systems, Inc.(1)                                                                     9,873,600          128,752
Ricoh Co., Ltd.                                                                                     6,680,000          126,101
Hoya Corp.                                                                                          1,182,900          124,295
Nortel Networks Corp.(1)                                                                           33,000,000          112,200
Flextronics International Ltd.(1)                                                                   7,793,667          103,266
Agilent Technologies, Inc.(1)                                                                       4,536,800           97,859
Lucent Technologies Inc.(1)                                                                        30,000,000           95,100
Xilinx, Inc.                                                                                        3,325,000           89,775
KLA-Tencor Corp.(1)                                                                                 2,000,000           82,960
Hewlett-Packard Co.                                                                                 4,355,000           81,656
Altera Corp.(1)                                                                                     3,850,000           75,345
Advanced Micro Devices, Inc.(1)                                                                     5,500,000           71,500
SAP AG                                                                                                454,500           70,652
Fujitsu Ltd.                                                                                       12,000,000           69,541
Yahoo! Inc.(1)                                                                                      2,000,000           67,820
PeopleSoft, Inc.(1)                                                                                 3,026,800           60,082
Corning Inc.(1)                                                                                     5,000,000           55,400
TDK Corp.                                                                                             700,000           46,743
Hitachi, Ltd.                                                                                       7,500,000           45,442
Alcatel (ADR)(1)                                                                                    2,000,000           23,460
Alcatel Alsthom(1)                                                                                  1,500,000           17,539
Agere Systems Inc., Class B(1)                                                                     25,500,000           26,010
Agere Systems Inc., Class A(1)                                                                     11,334,000           11,901
Samsung Electro-Mechanics Co., Ltd.(1)                                                                610,000           15,634
                                                                                                                     5,830,913

CONSUMER DISCRETIONARY -- 12.54%
Time Warner Inc.(1)                                                                                57,190,000      $   923,047
News Corp. Ltd., preferred                                                                         30,853,142          244,041
News Corp. Ltd., preferred (ADR)                                                                    4,434,600          138,936
News Corp. Ltd. (ADR)                                                                               2,927,600           96,230
Honda Motor Co., Ltd.                                                                               7,180,000          348,810
Starbucks Corp.(1)                                                                                  5,000,000          227,300
Carnival Corp., units                                                                               4,348,900          205,659
Renault SA                                                                                          2,500,000          204,563
Toyota Motor Corp.                                                                                  5,250,000          201,556
Kingfisher PLC                                                                                     34,505,942          192,690
eBay Inc.(1)                                                                                        1,700,000          156,298
Hyundai Motor Co.                                                                                   3,023,560          139,488
Grupo Televisa, SA, ordinary participation certificates (ADR)                                       2,516,400          132,690
Suzuki Motor Corp.                                                                                  7,780,000          127,614
Viacom Inc., Class B, nonvoting                                                                     3,440,000          115,446
Lagardere Groupe SCA                                                                                1,800,000          111,700
Pearson PLC                                                                                         8,326,000           89,143
IAC/InterActiveCorp(1)                                                                              3,918,750           86,291
Cie. Financiere Richemont AG, units, Class A                                                        2,900,000           80,420
Industria de Diseno Textil, SA                                                                      3,036,100           75,076
Bayerische Motoren Werke AG                                                                         1,729,200           71,122
DaimlerChrysler AG                                                                                  1,362,500           56,209
Mediaset SpA                                                                                        4,500,000           51,108
MGM Mirage, Inc.(1)                                                                                 1,000,000           49,650
Sharp Corp.                                                                                         3,500,000           48,271
Reed Elsevier PLC                                                                                   5,100,000           44,810
Dow Jones & Co., Inc.                                                                               1,000,000           40,610
General Motors Corp.                                                                                  900,000           38,232
McDonald's Corp.                                                                                    1,250,000           35,038
Koninklijke Philips Electronics NV                                                                  1,250,000           28,642
Clear Channel Communications, Inc.                                                                    850,000           26,495
Liberty Media Corp., Class A(1)                                                                       400,000            3,488
Antena 3 Television, SA(1)                                                                             19,677            1,172
TI Automotive Ltd., Class A(1),(2)                                                                  4,578,091               --
                                                                                                                     4,391,845

FINANCIALS -- 10.64%
Erste Bank der oesterreichischen Sparkassen AG                                                     10,616,092          441,917
ING Groep NV                                                                                       15,855,779          400,353
Societe Generale                                                                                    4,350,000          385,128
American International Group, Inc.                                                                  5,366,319          364,856
Bayerische Hypo- und Vereinsbank AG(1)                                                             16,334,900          313,803
HSBC Holdings PLC (United Kingdom)                                                                 16,470,708          261,682
DEPFA BANK PLC                                                                                     16,101,070          219,678
Bank of Nova Scotia                                                                                 7,152,400          209,714
J.P. Morgan Chase & Co.                                                                             3,900,000          154,947
Royal Bank of Scotland Group PLC                                                                    4,660,000          134,735
Westpac Banking Corp.                                                                               8,134,939          104,857
Deutsche Bank AG                                                                                    1,456,900          104,765
Bank of America Corp.                                                                               2,400,000          103,992
Royal Bank of Canada                                                                                2,100,000           99,901
Allianz AG                                                                                            769,000           77,486
Berkshire Hathaway Inc., Class A(1)                                                                       860           74,519
Citigroup Inc.                                                                                      1,656,667           73,092
QBE Insurance Group Ltd.                                                                            7,223,115           68,791
Toronto-Dominion Bank                                                                               1,223,700           44,755
Sompo Japan Insurance Inc.                                                                          4,297,000           36,512
Fortis                                                                                              1,150,000           27,351
Manulife Financial Corp.                                                                              600,000           26,377
                                                                                                                     3,729,211

MATERIALS -- 10.60%
Newmont Mining Corp.                                                                               10,650,000          484,895
Dow Chemical Co.                                                                                    6,144,700          277,618
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                    9,439,000          212,094
Cia. Vale do Rio Doce, preferred nominative, Class A                                                2,849,400           54,597
Nitto Denko Corp.                                                                                   5,610,000          258,758
Placer Dome Inc.                                                                                   12,250,000          243,530
Georgia-Pacific Corp., Georgia-Pacific Group                                                        6,100,000          219,295
Barrick Gold Corp.                                                                                 10,000,000          210,400
POSCO                                                                                               1,409,160          209,966
International Paper Co.                                                                             5,130,000          207,303
Anglo American PLC                                                                                  7,500,000          179,680
Smurfit-Stone Container Corp.(1)                                                                    6,700,000          129,779
Gold Fields Ltd.                                                                                    8,180,604          111,355
Phelps Dodge Corp.                                                                                  1,090,000          100,313
Weyerhaeuser Co.                                                                                    1,300,000           86,424
AngloGold Ashanti Ltd.                                                                              2,215,100           85,880
BHP Billiton Ltd.                                                                                   8,000,000           83,518
BHP Billiton PLC                                                                                    7,846,075           82,654
L'Air Liquide                                                                                         517,000           81,138
Alcan Inc.                                                                                          1,575,000           75,285
Rohm and Haas Co.                                                                                   1,700,000           73,049
Holcim Ltd.                                                                                         1,028,571           54,363
Alcoa Inc.                                                                                          1,500,000           50,385
Valspar Corp.                                                                                       1,070,200           49,957
Yara International ASA(1)                                                                           4,196,800           44,664
BASF AG                                                                                               645,000           38,030
Abitibi-Consolidated Inc.                                                                           1,272,755            8,029
                                                                                                                     3,712,959

HEALTH CARE -- 9.81%
Sanofi-Aventis                                                                                     10,328,112          749,489
AstraZeneca PLC (Sweden)                                                                           13,741,994          568,303
AstraZeneca PLC (ADR)                                                                                 555,000           22,827
AstraZeneca PLC (United Kingdom)                                                                      550,000           22,568
Novo Nordisk A/S, Class B                                                                           5,435,000          297,768
UCB NV                                                                                              5,112,124          272,324
Elan Corp., PLC (ADR)(1)                                                                            9,042,200          211,587
Shionogi & Co., Ltd.                                                                               13,698,000          196,772
Roche Holding AG                                                                                    1,665,000          172,393
Novartis AG                                                                                         1,625,000           75,909
Novartis AG (ADR)                                                                                     925,000           43,170
Eli Lilly and Co.                                                                                   1,565,000           93,978
Chugai Pharmaceutical Co., Ltd.                                                                     6,107,100           88,284
Amgen Inc.(1)                                                                                       1,480,000           83,886
Bristol-Myers Squibb Co.                                                                            3,300,000           78,111
Forest Laboratories, Inc.(1)                                                                        1,700,000           76,466
Guidant Corp.                                                                                       1,000,000           66,040
Medtronic, Inc.                                                                                     1,260,000           65,394
Smith & Nephew PLC                                                                                  7,050,000           64,881
ALTANA AG                                                                                             950,000           55,305
Schering-Plough Corp.                                                                               2,000,000           38,120
Merck & Co., Inc.                                                                                   1,000,000           33,000
Pfizer Inc                                                                                            980,000           29,988
H. Lundbeck A/S                                                                                     1,595,897           28,923
                                                                                                                     3,435,486

CONSUMER STAPLES -- 8.84%
Altria Group, Inc.                                                                                 14,537,500          683,844
Nestle SA                                                                                           1,851,900          425,109
Koninklijke Ahold NV(1)                                                                            32,014,666          204,477
Unilever NV                                                                                         2,939,500          169,189
Unilever NV (New York registered)                                                                     537,500           31,068
Cia. de Bebidas das Americas -- AmBev, preferred nominative (ADR)                                   8,937,500          200,200
Procter & Gamble Co.                                                                                3,200,000          173,184
Heineken NV                                                                                         5,622,500          169,353
Groupe Danone                                                                                       2,140,000          168,325
PepsiCo, Inc.                                                                                       3,275,000          159,329
Coca-Cola Co.                                                                                       3,300,000          132,165
Anheuser-Busch Companies, Inc.                                                                      2,435,000          121,628
Avon Products, Inc.                                                                                 2,766,400          120,836
Orkla AS                                                                                            4,350,000          120,430
Kraft Foods Inc., Class A                                                                           2,215,000           70,260
Wal-Mart de Mexico, SA de CV, Series V                                                             14,814,329           50,327
Diageo PLC                                                                                          3,085,000           38,563
Unilever PLC                                                                                        3,681,185           29,993
Shiseido Co., Ltd.                                                                                  2,195,300           27,062
                                                                                                                     3,095,342

TELECOMMUNICATION SERVICES -- 8.04%
Vodafone Group PLC                                                                                284,720,425          682,145
Deutsche Telekom AG(1)                                                                             23,747,100          440,852
Telefonica, SA                                                                                     26,708,959          399,922
France Telecom, SA                                                                                 14,484,205          361,042
Royal KPN NV                                                                                       45,748,300          342,786
Portugal Telecom, SGPS, SA                                                                         17,812,700          196,329
Swisscom AG                                                                                           282,000           98,006
SBC Communications Inc.                                                                             3,750,000           97,313
KDDI Corp.                                                                                             11,950           58,163
America Movil SA de CV, Series L (ADR)                                                              1,349,300           52,663
AT&T Corp.                                                                                          2,700,000           38,664
Telecom Italia SpA, nonvoting                                                                      11,526,971           26,498
Singapore Telecommunications Ltd.                                                                  17,195,285           23,905
                                                                                                                     2,818,288

ENERGY -- 6.95%
"Shell" Transport and Trading Company, PLC                                                         44,950,000          330,204
Royal Dutch Petroleum Co. (New York registered)                                                     4,255,000          219,558
ENI SpA                                                                                            17,250,000          386,835
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                      5,019,900          176,951
Petroleo Brasileiro SA -- Petrobras, preferred nominative (ADR)                                     4,727,000          150,886
Norsk Hydro ASA                                                                                     4,464,000          325,578
Schlumberger Ltd.                                                                                   2,130,000          143,370
Apache Corp.                                                                                        2,825,200          141,571
Baker Hughes Inc.                                                                                   2,700,000          118,044
Canadian Natural Resources, Ltd.                                                                    2,900,000          116,212
ChevronTexaco Corp.                                                                                 2,100,000          112,644
Unocal Corp.                                                                                        1,500,000           64,500
Exxon Mobil Corp.                                                                                   1,235,000           59,688
Imperial Oil Ltd.                                                                                   1,100,000           56,881
ConocoPhillips                                                                                        400,000           33,140
                                                                                                                     2,436,062

INDUSTRIALS -- 6.04%
Tyco International Ltd.                                                                            14,501,500          444,616
General Electric Co.                                                                               10,260,500          344,548
United Parcel Service, Inc., Class B                                                                2,694,700          204,582
Asahi Glass Co., Ltd.                                                                              12,692,000          115,812
3M Co.                                                                                              1,195,000           95,564
FANUC LTD                                                                                           1,720,000           90,757
FedEx Corp.                                                                                         1,000,000           85,690
Ryanair Holdings PLC (ADR)(1)                                                                       2,810,000           82,052
Parker Hannifin Corp.                                                                               1,200,000           70,632
Sandvik AB                                                                                          2,000,000           69,109
Wesfarmers Ltd.                                                                                     2,725,000           63,394
Siemens AG                                                                                            800,000           58,859
Caterpillar Inc.                                                                                      720,000           57,924
Adecco SA                                                                                           1,155,000           57,477
Cendant Corp.                                                                                       2,500,000           54,000
Raytheon Co.                                                                                        1,300,000           49,374
Deere & Co.                                                                                           700,000           45,185
TPG NV                                                                                              1,656,800           40,495
Monster Worldwide Inc.(1)                                                                           1,370,000           33,757
Boeing Co.                                                                                            475,000           24,520
Delta Air Lines, Inc.(1)                                                                            5,800,000           19,082
Securitas AB, Class B                                                                                 603,200            8,039
                                                                                                                     2,115,468

UTILITIES -- 1.57%
E.ON AG                                                                                             3,300,000          243,574
Scottish Power PLC                                                                                 20,676,000          158,254
National Grid Transco PLC                                                                          17,535,100          148,112
                                                                                                                       549,940

MISCELLANEOUS -- 3.39%
Other common stocks in initial period of acquisition                                                                 1,188,079


TOTAL COMMON STOCKS (cost: $25,725,150,000)                                                                         33,303,593


RIGHTS AND WARRANTS -- 0.01%

FINANCIALS -- 0.01%
ING Groep NV, warrants, expire 2008(1)                                                              1,265,000            4,684

CONSUMER DISCRETIONARY -- 0.00%
NTL Inc., Series A, warrants, expire 2011(1)                                                           39,037              207


TOTAL RIGHTS AND WARRANTS (cost: $91,917,000)                                                                            4,891



                                                                                                                  Market value
CONVERTIBLE SECURITIES -- 0.22%                                                                        Shares            (000)

FINANCIALS -- 0.22%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                 4,200,000,000           77,088


TOTAL CONVERTIBLE SECURITIES (cost: $23,722,000)                                                                        77,088


                                                                                             Principal amount
BONDS AND NOTES -- 0.00%                                                                                (000)

MATERIALS -- 0.00%
Cia. Vale do Rio Doce 0% (undated)(2)                                                                 R$  38                --


TOTAL BONDS AND NOTES (cost: $0)                                                                                            --


SHORT-TERM SECURITIES -- 5.62%

HBOS Treasury Services PLC 1.605%-1.655% due 10/29-11/19/2004                                        $144,800          144,564
Dexia Delaware LLC 1.61%-1.745% due 10/26-11/1/2004                                                   125,000          124,836
CDC Commercial Paper Corp. 1.52%-1.75% due 10/8-11/23/2004(3)                                         104,700          104,608
Canadian Imperial Holdings Inc. 1.54%-1.75% due 10/4-11/16/2004                                       100,000           99,916
Bank of Ireland 1.53%-1.675% due 10/7-11/8/2004(3)                                                    100,000           99,896
Calyon North America Inc. 1.70%-1.80% due 11/10-11/29/2004                                            100,000           99,763
European Investment Bank 1.45%-1.565% due 10/6-10/27/2004                                              75,000           74,934
Barclays U.S. Funding Corp. 1.715%-1.77% due 11/8/2004                                                 75,000           74,858
Royal Bank of Scotland PLC 1.61%-1.70% due 10/14-11/9/2004                                             63,100           63,058
J.P. Morgan Chase & Co. 1.57% due 10/21-10/22/2004                                                     63,100           63,041
KfW International Finance Inc. 1.49%-1.60% due 10/19-11/9/2004(3)                                      60,000           59,912
Procter & Gamble Co. 1.51%-1.53% due 10/20-10/28/2004(3)                                               58,500           58,440
ANZ (Delaware) Inc. 1.59%-1.62% due 10/28-10/29/2004(3)                                                55,000           54,928
Old Line Funding LLC 1.64%-1.65% due 11/3-11/5/2004(3)                                                 29,000           28,953
Thunder Bay Funding, LLC 1.57% due 10/6/2004(3)                                                        25,650           25,643
Societe Generale 1.50%-1.60% due 10/6-10/22/2004                                                       53,300           53,300
American Honda Finance Corp. 1.55%-1.72% due 10/13-11/2/2004                                           51,500           51,447
Toronto-Dominion Bank 1.55% due 10/12/2004                                                             50,000           50,000
Nestle Capital Corp. 1.47% due 10/1/2004(3)                                                            50,000           49,998
BNP Paribas Finance Inc. 1.51% due 10/4/2004                                                           50,000           49,991
Svenska Handelsbanken 1.535% due 10/5/2004                                                             50,000           49,989
Lloyds Bank PLC 1.56% due 10/18/2004                                                                   50,000           49,961
CAFCO, LLC 1.54% due 10/19/2004(3)                                                                     50,000           49,958
BMW U.S. Capital Corp. 1.53% due 10/25/2004                                                            50,000           49,944
Danske Corp. 1.62% due 11/17/2004                                                                      50,000           49,880
IBM Capital Inc. 1.51% due 10/7/2004(3)                                                                41,000           40,988
Coca-Cola Co. 1.56%-1.72% due 10/25-11/15/20044                                                        38,500           38,428
UBS Finance (Delaware) LLC 1.63%-1.88% due 10/1-11/1/2004                                              26,800           26,780
Bank of Nova Scotia 1.54% due 10/5/2004                                                                25,000           24,995
Abbey National North America LLC 1.56% due 10/8/2004                                                   25,000           24,991
Triple-A One Funding Corp. 1.57% due 10/13/2004(3)                                                     25,000           24,986
Spintab AB (Swedmortgage) 1.67% due 11/5/2004                                                          25,000           24,958
Sony Capital Corp. 1.67% due 11/24/2004(3)                                                             25,000           24,931
Toyota Motor Credit Corp. 1.55% due 10/13/2004                                                         23,800           23,787
Shell Finance (U.K.) PLC 1.61% due 10/26/2004                                                          15,700           15,682
Electricite de France 1.61% due 10/4/2004                                                              15,000           14,997

TOTAL SHORT-TERM SECURITIES (cost: $1,967,405,000)                                                                   1,967,341


TOTAL INVESTMENT SECURITIES (cost: $27,808,194,000)                                                                $35,352,913
New Taiwanese Dollar (cost: $12,200,000)                                                         NT$  403,728           11,885
Other assets less liabilities                                                                                         (332,122)

NET ASSETS                                                                                                         $35,032,676


Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.


(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the Board of Directors.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $623,241,000, which represented 1.78% of the net assets of the fund.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                         (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $27,808,194)                                                                 $35,352,913
 Cash denominated in non-U.S. currencies (cost: $12,200)                                                                  11,885
 Cash                                                                                                                        470
 Receivables for:
  Sales of investments                                                                     $147,785
  Sales of fund's shares                                                                     34,306
  Dividends and interest                                                                     61,326                      243,417
                                                                                                                      35,608,685
LIABILITIES:
 Payables for:
  Purchases of investments                                                                  527,849
  Repurchases of fund's shares                                                               23,124
  Investment advisory services                                                               10,593
  Services provided by affiliates                                                            11,217
  Deferred Directors' and Advisory Board compensation                                         2,148
  Other fees and expenses                                                                     1,078                      576,009
NET ASSETS AT SEPTEMBER 30, 2004                                                                                     $35,032,676

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                          $27,356,437
 Undistributed net investment income                                                                                     257,065
 Accumulated net realized loss                                                                                          (124,586)
 Net unrealized appreciation                                                                                           7,543,760
NET ASSETS AT SEPTEMBER 30, 2004                                                                                     $35,032,676

Total authorized capital stock - 2,000,000 shares, $0.001 par value (1,408,480 total shares outstanding)

                                                                                                                   Net asset value
                                                                       Net assets       Shares outstanding           per share (1)

Class A                                                               $30,010,593                1,204,858                  $24.91
Class B                                                                 1,212,257                   49,487                   24.50
Class C                                                                   867,729                   35,551                   24.41
Class F                                                                   634,686                   25,550                   24.84
Class 529-A                                                               266,675                   10,742                   24.83
Class 529-B                                                                56,188                    2,293                   24.51
Class 529-C                                                                74,833                    3,053                   24.51
Class 529-E                                                                16,005                      648                   24.69
Class 529-F                                                                 3,190                      129                   24.80
Class R-1                                                                   7,617                      311                   24.48
Class R-2                                                                 198,396                    8,093                   24.52
Class R-3                                                                 397,278                   16,103                   24.67
Class R-4                                                                 271,080                   10,928                   24.80
Class R-5                                                               1,016,149                   40,734                   24.95

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $26.43 and $26.34, respectively.

See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended September 30, 2004                   (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $49,058)                                    $537,031
  Interest (net of non-U.S. withholding tax of $2)                                            35,139                $572,170

 Fees and expenses:
  Investment advisory services                                                               131,292
  Distribution services                                                                       94,189
  Transfer agent services                                                                     32,625
  Administrative services                                                                      6,040
  Reports to shareholders                                                                      1,347
  Registration statement and prospectus                                                          266
  Postage, stationery and supplies                                                             3,300
  Directors' and Advisory Board compensation                                                     583
  Auditing and legal                                                                             288
  Custodian                                                                                    6,345
  State and local taxes                                                                          362
  Other                                                                                           85
  Total expenses before reimbursement/waiver                                                 276,722
   Reimbursement/waiver of expenses                                                              968                 275,754
 Net investment income                                                                                               296,416

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                952,239
  Non-U.S. currency transactions                                                              (1,227)                951,012
 Net unrealized appreciation (depreciation) on:
  Investments                                                                              3,683,427
  Non-U.S. currency translations                                                              (1,198)              3,682,229
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                           4,633,241
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                  $4,929,657


See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                          Year ended              Year ended
                                                                                       September 30,           September 30,
                                                                                                2004                    2003
OPERATIONS:
 Net investment income                                                                      $296,416                $218,214
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                             951,012                (533,983)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                        3,682,229               6,741,230
  Net increase in net assets
   resulting from operations                                                               4,929,657               6,425,461

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME AND CURRENCY GAINS                (228,292)               (211,436)

CAPITAL SHARE TRANSACTIONS                                                                 2,673,822                (252,260)

TOTAL INCREASE IN NET ASSETS                                                               7,375,187               5,961,765

NET ASSETS:
 Beginning of year                                                                        27,657,489              21,695,724
 End of year (including
  undistributed
  net investment income: $257,065 and $190,397,
  respectively)                                                                          $35,032,676             $27,657,489


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION -Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $27,826,768,000.

During the year ended September 30, 2004, the fund reclassified $1,247,000 from undistributed net investment income to undistributed net realized gains, and reclassified $209,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                      $265,798
Short-term capital loss carryforward expiring in 2011                                                       (123,886)
Gross unrealized appreciation on investment securities                                                     8,564,933
Gross unrealized depreciation on investment securities                                                    (1,026,903)
Net unrealized appreciation on investment securities                                                       7,538,030

Undistributed net investment income and currency gains above include currency losses of $3,534,000 that were realized during the period November 1, 2002 through September 30, 2003. The short-term capital loss carryforward above reflects the utilization of a capital loss carryforward of $564,265,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. During the year ended September 30, 2004, the fund realized, on a tax basis, a net capital gain of $952,259,000, which was offset by capital losses of $387,994,000 that were realized during the period November 1, 2002 through September 30, 2003.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                              Year ended September 30, 2004              Year ended September 30, 2003
Class A                                                                      $ 208,248                                  $ 204,015
Class B                                                                          1,875                                      1,631
Class C                                                                          1,601                                      1,281
Class F                                                                          3,668                                      2,233
Class 529-A                                                                      1,422                                        762
Class 529-B                                                                         70                                        100
Class 529-C                                                                        100                                        123
Class 529-E                                                                         58                                         34
Class 529-F                                                                         13                                          2
Class R-1                                                                           21                                          8
Class R-2                                                                          463                                        123
Class R-3                                                                        1,256                                        336
Class R-4                                                                          710                                         46
Class R-5                                                                        8,787                                        742
Total                                                                        $ 228,292                                  $ 211,436

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion. During the year ended September 30, 2004, CRMC reduced investment advisory services fees by $558,000. As a result, the fee shown on the accompanying financial statements of $131,292,000, which was equivalent to an annualized rate of 0.394% was reduced to $130,734,000, or 0.392% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $70,062          $31,327        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          11,059           1,298         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          7,351          Included            $1,103              $215            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,355          Included              813                 87            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          345          Included              322                 37                $ 215
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          465          Included               70                 26                  46
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C          603          Included               91                 27                  60
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E           63          Included               19                  2                  13
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F           5           Included                3                  -*                  2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           60           Included                9                  7            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2        1,065           Included              213                786            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3        1,368           Included              410                282            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         388            Included              233                  7            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              937                  5            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total       $94,189            $32,625            $4,223             $1,481                $336
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' AND ADVISORY BOARD COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board compensation in the accompanying financial statements includes $300,000 in current fees (either paid in cash or deferred) and a net increase of $283,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                             Sales(1)                      Reinvestments of dividends
                                                                  Amount         Shares                Amount              Shares
Year ended September 30, 2004
Class A                                                      $ 4,020,983        165,166             $ 197,438               8,278
Class B                                                          287,862         11,987                 1,821                  77
Class C                                                          382,845         16,021                 1,538                  65
Class F                                                          312,735         12,909                 3,160                 133
Class 529-A                                                      110,531          4,547                 1,422                  60
Class 529-B                                                       20,410            848                    70                   3
Class 529-C                                                       32,165          1,334                   100                   4
Class 529-E                                                        6,751            279                    58                   2
Class 529-F                                                        1,889             77                    13                   1
Class R-1                                                          5,753            239                    21                   1
Class R-2                                                        148,268          6,137                   463                  20
Class R-3                                                        300,775         12,397                 1,256                  53
Class R-4                                                        229,785          9,411                   710                  30
Class R-5                                                        912,667         40,281                 8,613                 362
Total net increase
   (decrease)                                                $ 6,773,419        281,633             $ 216,683               9,089

Year ended September 30, 2003
Class A                                                      $ 3,722,595        201,094             $ 192,901              10,741
Class B                                                          192,097         10,379                 1,579                  89
Class C                                                          234,541         12,669                 1,227                  69
Class F                                                          277,351         14,926                 1,970                 110
Class 529-A                                                       61,585          3,293                   762                  42
Class 529-B                                                       14,813            799                   100                   6
Class 529-C                                                       18,312            986                   123                   7
Class 529-E                                                        4,691            252                    34                   2
Class 529-F                                                        1,063             55                     2                  -*
Class R-1                                                          3,009            160                     8                  -*
Class R-2                                                         73,410          3,925                   123                   7
Class R-3                                                        130,711          7,063                   336                  19
Class R-4                                                         63,140          3,119                    46                   2
Class R-5                                                         17,896            952                   576                  32
Total net increase
   (decrease)                                                $ 4,815,214        259,672             $ 199,787              11,126




Share class                                                           Repurchases(1)                    Net increase (decrease)
                                                                  Amount         Shares                Amount              Shares
Year ended September 30, 2004
Class A                                                     $ (3,802,877)      (159,021)            $ 415,544              14,423
Class B                                                          (87,671)        (3,645)              202,012               8,419
Class C                                                          (88,015)        (3,682)              296,368              12,404
Class F                                                          (99,321)        (4,073)              216,574               8,969
Class 529-A                                                       (7,864)          (323)              104,089               4,284
Class 529-B                                                       (1,263)           (52)               19,217                 799
Class 529-C                                                       (2,938)          (121)               29,327               1,217
Class 529-E                                                         (514)           (21)                6,295                 260
Class 529-F                                                          (80)            (3)                1,822                  75
Class R-1                                                         (1,681)           (70)                4,093                 170
Class R-2                                                        (35,587)        (1,469)              113,144               4,688
Class R-3                                                        (53,418)        (2,219)              248,613              10,231
Class R-4                                                        (33,282)        (1,369)              197,213               8,072
Class R-5                                                       (101,769)        (4,164)              819,511              36,479
Total net increase
   (decrease)                                               $ (4,316,280)      (180,232)          $ 2,673,822             110,490

Year ended September 30, 2003
Class A                                                     $ (4,815,943)      (263,541)           $ (900,447)            (51,706)
Class B                                                          (89,581)        (4,944)              104,095               5,524
Class C                                                         (120,572)        (6,628)              115,196               6,110
Class F                                                         (180,744)        (9,945)               98,577               5,091
Class 529-A                                                       (3,553)          (190)               58,794               3,145
Class 529-B                                                         (604)           (32)               14,309                 773
Class 529-C                                                       (1,067)           (56)               17,368                 937
Class 529-E                                                          (78)            (4)                4,647                 250
Class 529-F                                                          (30)            (1)                1,035                  54
Class R-1                                                           (645)           (33)                2,372                 127
Class R-2                                                        (13,973)          (743)               59,560               3,189
Class R-3                                                        (28,470)        (1,545)              102,577               5,537
Class R-4                                                         (5,717)          (311)               57,469               2,810
Class R-5                                                         (6,284)          (337)               12,188                 647
Total net increase
   (decrease)                                               $ (5,267,261)      (288,310)           $ (252,260)            (17,512)


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,995,334,000 and $5,665,941,000, respectively, during the year ended September 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $6,345,000 included $11,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                   Income (loss) from investment operations (2)
                                                                                                            Net
                                                                   Net asset                      gains (losses)
                                                                      value,             Net      on securities    Total from
                                                                   beginning      investment     (both realized    investment
                                                                   of period    income (loss)    and unrealized)   operations
Class A:
 Year ended 9/30/2004                                                 $21.33            $.23              $3.53         $3.76
 Year ended 9/30/2003                                                  16.50             .18               4.82          5.00
 Year ended 9/30/2002                                                  19.74             .17              (3.14)        (2.97)
 Year ended 9/30/2001                                                  28.66             .34              (5.86)        (5.52)
 Year ended 9/30/2000                                                  26.25             .30               4.56          4.86
Class B:
 Year ended 9/30/2004                                                  21.02             .04               3.48          3.52
 Year ended 9/30/2003                                                  16.28             .03               4.75          4.78
 Year ended 9/30/2002                                                  19.53             .02              (3.11)        (3.09)
 Year ended 9/30/2001                                                  28.54             .14              (5.80)        (5.66)
 Period from 3/15/2000 to 9/30/2000                                    30.11             .08              (1.65)        (1.57)
Class C:
 Year ended 9/30/2004                                                  20.97             .03               3.47          3.50
 Year ended 9/30/2003                                                  16.27             .02               4.75          4.77
 Year ended 9/30/2002                                                  19.50             .03              (3.14)        (3.11)
 Period from 3/15/2001 to 9/30/2001                                    22.42            (.01)             (2.83)        (2.84)
Class F:
 Year ended 9/30/2004                                                  21.29             .22               3.52          3.74
 Year ended 9/30/2003                                                  16.49             .17               4.81          4.98
 Year ended 9/30/2002                                                  19.72             .18              (3.16)        (2.98)
 Period from 3/15/2001 to 9/30/2001                                    22.59             .10              (2.87)        (2.77)
Class 529-A:
 Year ended 9/30/2004                                                  21.29             .22               3.51          3.73
 Year ended 9/30/2003                                                  16.49             .19               4.80          4.99
 Period from 2/15/2002 to 9/30/2002                                    21.05             .11              (4.67)        (4.56)
Class 529-B:
 Year ended 9/30/2004                                                  21.07             .00               3.48          3.48
 Year ended 9/30/2003                                                  16.41             .01               4.76          4.77
 Period from 2/15/2002 to 9/30/2002                                    21.05             .02              (4.66)        (4.64)
Class 529-C:
 Year ended 9/30/2004                                                  21.07             .01               3.48          3.49
 Year ended 9/30/2003                                                  16.41             .01               4.76          4.77
 Period from 2/15/2002 to 9/30/2002                                    21.05             .02              (4.66)        (4.64)
Class 529-E:
 Year ended 9/30/2004                                                  21.19             .13               3.50          3.63
 Year ended 9/30/2003                                                  16.47             .11               4.79          4.90
 Period from 3/1/2002 to 9/30/2002                                     21.49             .08              (5.10)        (5.02)
Class 529-F:
 Year ended 9/30/2004                                                  21.28             .21               3.51          3.72
 Year ended 9/30/2003                                                  16.50             .17               4.79          4.96
 Period from 9/17/2002 to 9/30/2002                                    17.65               - (6)          (1.15)        (1.15)




Financial highlights (1)                                           (continued)

                                                                                Income (loss) from investment operations (2)
                                                                                                            Net
                                                                   Net asset                      gains (losses)
                                                                      value,             Net      on securities    Total from
                                                                   beginning      investment     (both realized    investment
                                                                   of period          income     and unrealized)   operations
Class R-1:
 Year ended 9/30/2004                                                 $21.08            $.04              $3.47         $3.51
 Year ended 9/30/2003                                                  16.45             .04               4.76          4.80
 Period from 6/17/2002 to 9/30/2002                                    20.72             .01              (4.28)        (4.27)
Class R-2:
 Year ended 9/30/2004                                                  21.10             .05               3.48          3.53
 Year ended 9/30/2003                                                  16.45             .05               4.77          4.82
 Period from 5/21/2002 to 9/30/2002                                    21.95             .02              (5.52)        (5.50)
Class R-3:
 Year ended 9/30/2004                                                  21.19             .15               3.49          3.64
 Year ended 9/30/2003                                                  16.49             .12               4.77          4.89
 Period from 6/4/2002 to 9/30/2002                                     21.33             .04              (4.88)        (4.84)
Class R-4:
 Year ended 9/30/2004                                                  21.28             .23               3.50          3.73
 Year ended 9/30/2003                                                  16.50             .18               4.80          4.98
 Period from 5/28/2002 to 9/30/2002                                    21.86             .07              (5.43)        (5.36)
Class R-5:
 Year ended 9/30/2004                                                  21.37             .30               3.53          3.83
 Year ended 9/30/2003                                                  16.52             .23               4.83          5.06
 Period from 5/15/2002 to 9/30/2002                                    21.91             .09              (5.48)        (5.39)





FINANCIAL HIGHLIGHTS (1)

                                                                            Dividends and distributions

                                                                   Dividends
                                                                   (from net   Distributions               Total    Net asset
                                                                  investment   (from capital       dividends and   value, end
                                                                      income)         gains)       distributions    of period
Class A:
 Year ended 9/30/2004                                                  $(.18)             $-              $(.18)       $24.91
 Year ended 9/30/2003                                                   (.17)              -               (.17)        21.33
 Year ended 9/30/2002                                                   (.27)              -               (.27)        16.50
 Year ended 9/30/2001                                                   (.30)          (3.10)             (3.40)        19.74
 Year ended 9/30/2000                                                   (.11)          (2.34)             (2.45)        28.66
Class B:
 Year ended 9/30/2004                                                   (.04)              -               (.04)        24.50
 Year ended 9/30/2003                                                   (.04)              -               (.04)        21.02
 Year ended 9/30/2002                                                   (.16)              -               (.16)        16.28
 Year ended 9/30/2001                                                   (.25)          (3.10)             (3.35)        19.53
 Period from 3/15/2000 to 9/30/2000                                        -               -                  -         28.54
Class C:
 Year ended 9/30/2004                                                   (.06)              -               (.06)        24.41
 Year ended 9/30/2003                                                   (.07)              -               (.07)        20.97
 Year ended 9/30/2002                                                   (.12)              -               (.12)        16.27
 Period from 3/15/2001 to 9/30/2001                                     (.08)              -               (.08)        19.50
Class F:
 Year ended 9/30/2004                                                   (.19)              -               (.19)        24.84
 Year ended 9/30/2003                                                   (.18)              -               (.18)        21.29
 Year ended 9/30/2002                                                   (.25)              -               (.25)        16.49
 Period from 3/15/2001 to 9/30/2001                                     (.10)              -               (.10)        19.72
Class 529-A:
 Year ended 9/30/2004                                                   (.19)              -               (.19)        24.83
 Year ended 9/30/2003                                                   (.19)              -               (.19)        21.29
 Period from 2/15/2002 to 9/30/2002                                        -               -                  -         16.49
Class 529-B:
 Year ended 9/30/2004                                                   (.04)              -               (.04)        24.51
 Year ended 9/30/2003                                                   (.11)              -               (.11)        21.07
 Period from 2/15/2002 to 9/30/2002                                        -               -                  -         16.41
Class 529-C:
 Year ended 9/30/2004                                                   (.05)              -               (.05)        24.51
 Year ended 9/30/2003                                                   (.11)              -               (.11)        21.07
 Period from 2/15/2002 to 9/30/2002                                        -               -                  -         16.41
Class 529-E:
 Year ended 9/30/2004                                                   (.13)              -               (.13)        24.69
 Year ended 9/30/2003                                                   (.18)              -               (.18)        21.19
 Period from 3/1/2002 to 9/30/2002                                         -               -                  -         16.47
Class 529-F:
 Year ended 9/30/2004                                                   (.20)              -               (.20)        24.80
 Year ended 9/30/2003                                                   (.18)              -               (.18)        21.28
 Period from 9/17/2002 to 9/30/2002                                        -               -                  -         16.50




Financial highlights (1)                                            (continued)

                                                                           Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions              Total    Net asset
                                                                  investment    (from capital      dividends and   value, end
                                                                      income)          gains)      distributions    of period
Class R-1:
 Year ended 9/30/2004                                                 ($0.11)             $-             ($0.11)       $24.48
 Year ended 9/30/2003                                                   (.17)              -               (.17)        21.08
 Period from 6/17/2002 to 9/30/2002                                        -               -                  -         16.45
Class R-2:
 Year ended 9/30/2004                                                   (.11)              -               (.11)        24.52
 Year ended 9/30/2003                                                   (.17)              -               (.17)        21.10
 Period from 5/21/2002 to 9/30/2002                                        -               -                  -         16.45
Class R-3:
 Year ended 9/30/2004                                                   (.16)              -               (.16)        24.67
 Year ended 9/30/2003                                                   (.19)              -               (.19)        21.19
 Period from 6/4/2002 to 9/30/2002                                         -               -                  -         16.49
Class R-4:
 Year ended 9/30/2004                                                   (.21)              -               (.21)        24.80
 Year ended 9/30/2003                                                   (.20)              -               (.20)        21.28
 Period from 5/28/2002 to 9/30/2002                                        -               -                  -         16.50
Class R-5:
 Year ended 9/30/2004                                                   (.25)              -               (.25)        24.95
 Year ended 9/30/2003                                                   (.21)              -               (.21)        21.37
 Period from 5/15/2002 to 9/30/2002                                        -               -                  -         16.52




FINANCIAL HIGHLIGHTS (1)

                                                                            Ratio of expense  Ratio of expenses
                                                                              to average net     to average net    Ratio of net
                                                              Net assets,      assets before       assets after   income (loss)
                                                     Total  end of period     reimbursement/     reimbursement/      to average
                                                 return (3)  (in millions)           waiver          waiver (4)      net assets
Class A:
 Year ended 9/30/2004                                17.65%       $30,011              .78%                .78%            .93%
 Year ended 9/30/2003                                30.48         25,388              .83                 .83             .93
 Year ended 9/30/2002                               (15.36)        20,497              .82                 .82             .84
 Year ended 9/30/2001                               (21.47)        25,094              .78                 .78            1.40
 Year ended 9/30/2000                                18.93         33,412              .79                 .79            1.00
Class B:
 Year ended 9/30/2004                                16.77          1,212             1.55                1.55             .18
 Year ended 9/30/2003                                29.44            863             1.62                1.62             .16
 Year ended 9/30/2002                               (16.04)           579             1.60                1.60             .11
 Year ended 9/30/2001                               (22.06)           445             1.57                1.57             .60
 Period from 3/15/2000 to 9/30/2000                  (5.21)           260             1.53 (5)            1.53 (5)         .56 (5)
Class C:
 Year ended 9/30/2004                                16.70            868             1.61                1.61             .14
 Year ended 9/30/2003                                29.39            485             1.66                1.66             .12
 Year ended 9/30/2002                               (16.05)           277             1.64                1.64             .14
 Period from 3/15/2001 to 9/30/2001                 (12.78)            87             1.76 (5)            1.76 (5)        (.06)(5)
Class F:
 Year ended 9/30/2004                                17.59            635              .84                 .84             .91
 Year ended 9/30/2003                                30.39            353              .87                 .87             .91
 Year ended 9/30/2002                               (15.41)           189              .88                 .88             .89
 Period from 3/15/2001 to 9/30/2001                 (12.34)            60              .90 (5)             .90 (5)         .84 (5)
Class 529-A:
 Year ended 9/30/2004                                17.57            267              .86                 .86             .90
 Year ended 9/30/2003                                30.46            138              .83                 .83             .98
 Period from 2/15/2002 to 9/30/2002                 (21.66)            55              .96 (5)             .96 (5)         .95 (5)
Class 529-B:
 Year ended 9/30/2004                                16.53             56             1.74                1.74             .01
 Year ended 9/30/2003                                29.21             31             1.78                1.78             .03
 Period from 2/15/2002 to 9/30/2002                 (22.04)            12             1.76 (5)            1.76 (5)         .14 (5)
Class 529-C:
 Year ended 9/30/2004                                16.56             75             1.73                1.72             .03
 Year ended 9/30/2003                                29.21             39             1.77                1.77             .05
 Period from 2/15/2002 to 9/30/2002                 (22.04)            15             1.75 (5)            1.75 (5)         .16 (5)
Class 529-E:
 Year ended 9/30/2004                                17.17             16             1.20                1.20             .56
 Year ended 9/30/2003                                29.92              8             1.23                1.23             .60
 Period from 3/1/2002 to 9/30/2002                  (23.36)             2             1.21 (5)            1.21 (5)         .67 (5)
Class 529-F:
 Year ended 9/30/2004                                17.50              3              .95                 .95             .84
 Year ended 9/30/2003                                30.25              1              .97                 .97             .89
 Period from 9/17/2002 to 9/30/2002                  (6.52)             - (7)            - (8)               - (8)           - (8)




Financial highlights (1)                                            (continued)


                                                                           Ratio of expense   Ratio of expenses
                                                                             to average net      to average net        Ratio of
                                                              Net assets,     assets before        assets after      net income
                                                     Total  end of period    reimbursement/      reimbursement/      to average
                                                    return   (in millions)           waiver          waiver (4)      net assets
Class R-1:
 Year ended 9/30/2004                                16.71%            $8             1.69%               1.63%            .16%
 Year ended 9/30/2003                                29.35              3             1.89                1.65             .20
 Period from 6/17/2002 to 9/30/2002                 (20.61)             - (7)          .91                 .47             .04
Class R-2:
 Year ended 9/30/2004                                16.74            198             1.88                1.59             .20
 Year ended 9/30/2003                                29.43             72             2.13                1.61             .26
 Period from 5/21/2002 to 9/30/2002                 (25.01)             4              .74                 .58             .11
Class R-3:
 Year ended 9/30/2004                                17.19            397             1.18                1.18             .62
 Year ended 9/30/2003                                29.85            124             1.23                1.23             .64
 Period from 6/4/2002 to 9/30/2002                  (22.69)             5              .45                 .39             .21
Class R-4:
 Year ended 9/30/2004                                17.64            271              .83                 .83             .95
 Year ended 9/30/2003                                30.38             61              .88                 .87             .91
 Period from 5/28/2002 to 9/30/2002                 (24.52)             1              .41                 .30             .36
Class R-5:
 Year ended 9/30/2004                                17.96          1,016              .53                 .52            1.22
 Year ended 9/30/2003                                30.84             91              .55                 .55            1.23
 Period from 5/15/2002 to 9/30/2002                 (24.60)            60              .20                 .20             .46

                                                                       Year ended September 30
                                                                2004           2003          2002          2001           2000

Portfolio turnover rate for all classes of shares               19%            28%           26%           32%            34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 9/30/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than one cent.
(7) Amount less than $1 million.
(8) Amount less than .01 percent.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NEW PERSPECTIVE FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewterhouseCoopers LLP

Los Angeles, California
November 2, 2004



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $48,907,000. Foreign source income earned by the fund for the fiscal year was $458,597,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $164,734,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $1,132,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.